CERTIFICATION

In connection with the Annual Report of Fleurs De Vie, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2009	By:	/s/ Changming Zhang
Changming Zhang Chief Executive Officer

Date: April 15, 2009	By:	/s/ Yongjung Wang
Yongjung Wang Chief Financial Officer